Exhibit 9

PRODUCT DEVELOPMENT, CONSULTING AND BROKERAGE AGREEMENT MADE AND ENTERED IN MONTREAL AS OF THE 30TH DAY OF MAY 2001

BY AND BETWEEN:

         PIZZA DONINI INC.
         body politic duly constituted according to Law, having its Head Office and principal place of business at 4555 des Grandes Prairies Blvd., Suite 30, in the City of St. Leonard, Province of Quebec, H1R 1A5, herein duly represented by Mr. Peter Deros, its representative, duly authorized for these purposes as he so declares,

                  HEREINAFTER REFERRED TO AS "DONINI"
                  -----------------------------------

AND:

         9078-1881 QUEBEC INC.,
         operating under the name and style of NANNI MARKETAL, body politic duly constituted according to Law, having its Head Office and principal place of business at 2507 Charland Street, Suite 200, Montreal, Quebec, H1Z 1C4, herein duly represented by Mr. Phillip Nanni, its representative, duly authorized for these purposes as he so declares,

                  HEREINAFTER CALLED "NANNI"
                  --------------------------

WHEREAS NANNI is in the brokerage, consulting and food product development business within the food industry;

WHEREAS NANNI has developed a pizza dough formula for a self-rising frozen fully-topped or non-topped pizza product for DONINI and has assisted DONINI in developing certain other products;

WHEREAS pursuant to the terms of a letter dated March 23rd, 2000 and accepted by NANNI on March 27th, 2000, the parties undertook to enter into an agreement in respect of product development, consulting and brokerage services to be rendered by NANNI to DONINI;

WHEREAS in furtherance of the obligations outlined in the letter of March 23rd, 2000, DONINI hereby retains the services of NANNI for the purposes specified herein, the whole under the terms and conditions outlined more fully below;

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the Premises and the mutual covenants herein contained, the parties hereto covenant and agree with each other as follows:

1. The preamble to the present Agreement shall form an integral part hereof as if it were recited at length herein for all legal purposes.

2. DONINI, on a non-exclusive basis, hereby engages the services of NANNI within the territory of Canada, the United States of America, South America, Europe and the Far East (herein referred to as the "Territory") for the purposes of the consultation, the development and brokerage of certain products developed by NANNI and listed more fully in Schedule "A" annexed hereto ("Products") and of any new products that may be developed by NANNI during the term hereof with the cooperation of and/or for the benefit of DONINI, its subsidiaries and affiliates, within the market sectors enumerated in Schedule "B" annexed hereto. In respect of the development of any new products by NANNI as stipulated above during the term hereof, the parties shall amend Schedule "A" to include such new products and such products shall form part of the Products and be subject to the terms hereof. In the event that during the term hereof DONINI shall market or sell the Products through a division or subsidiary, DONINI shall cause such entity to use the services of NANNI as provided herein.

3. NANNI shall provide to DONINI (or to such other entity as DONINI shall stipulate) the services of Mr. Phillip Nanni, who shall provide consulting services to DONINI in respect of the Products and develop, either independently or together with DONINI, its subsidiaries, nominees and employees, the Products in accordance with and to the satisfaction of DONINI's specifications and requirements, or those of its subsidiaries.

         NANNI hereby acknowledges that DONINI and its subsidiaries have developed their own formulas, recipes and products, which formulas, recipes and products are and shall remain the exclusive property of DONINI or its subsidiaries, as the case may be.

4. In addition, NANNI shall actively and diligently act as master broker for DONINI in respect of the Products within the Territory with a view to acquiring new clients for DONINI, maintaining a satisfactory relationship with such clients and with other brokers and sub-brokers as permitted herein, and ensuring a proper production, distribution, purchasing and invoicing network in respect of the sale of the Products. The parties hereby agree that all billable sales of the Products listed in Schedule "A" generated by DONINI, its subsidiaries, outside agents and vendors must be processed through NANNI.

         Within the scope of its duties, NANNI may, with the approval of DONINI, acting reasonably or pursuant to any business reason, work with existing and other brokers (including sub-brokers) within a specific territory or market and shall make and advise DONINI of all arrangements made with such brokers in respect of the commission payable by DONINI. In such circumstances, NANNI shall be solely responsible for the payment of the commission payable to all other brokers and the commission payable by DONINI to NANNI shall not exceed five percent (5%) of the net sale price of the Products as defined hereinbelow. In addition, within the scope of its duties, NANNI may use the services of sub-brokers who are specifically approved by DONINI in writing and in advance and NANNI shall be solely responsible for their remuneration, to the complete exoneration of DONINI.

5. Save and except where the present agreement is terminated as provided herein, the term of this agreement shall be for the period commencing on the date of signature of the present agreement and terminating on May 31st, 2004, and shall be renewed thereafter for successive periods of twelve (12) months each unless either party has advised the other by written notice at least thirty (30) days prior to the expiry of the then current term, that it wishes to terminate the Agreement upon the expiry date.

         In the event that NANNI defaults in its obligations hereunder, this agreement may be terminated by DONINI upon written notice to NANNI. NANNI shall be deemed to be in default where, among other things, it fails to perform any of its duties hereunder as required, where it fails or neglects to deal with DONINI, its subsidiaries, affiliates and clients, suppliers, manufacturers, distributors and employees, and with other brokers and sub-brokers, in good faith or in a business-like manner (with a view to fostering the interests of DONINI, its subsidiaries and affiliates and the Products), where it breaches any obligation of confidentiality and non-disclosure, where it becomes bankrupt or insolvent within the meaning of the Bankruptcy and Insolvency Act or any other similar legislation, where it makes an assignment of its property for the benefit of its creditors or avails itself of any legislation or process for the arrangement of its debts and obligations with its creditors, where it assigns, transfers, sells, hypothecates or otherwise alienates this Agreement or any of the rights or obligations ensuing therefrom to any person or entity without the prior written express consent of DONINI, where it loses or abandons its status as a corporation within the meaning of any applicable legislation, where there is a change of control, either directly or indirectly, without the prior written consent of DONINI, where a liquidator, administrator, trustee or other person or entity is appointed for the sale, liquidation, administration or management of its affairs or where its assets are seized, attached or become subject for sale by bailiff or other similar proceedings and such seizure, attachment or sale is not dismissed in a timely fashion.

         In the event that DONINI shall default in its obligations hereunder, this agreement may be terminated by NANNI upon written notice to DONINI. DONINI shall be deemed to be in default where it fails to perform any of its duties hereunder as required, or where it becomes bankrupt or insolvent within the meaning of the Bankruptcy and Insolvency Act, or any other similar legislation, where it makes an assignment of its property for the benefit of its creditors or avails itself of any legislation or process for the arrangement of its debts and obligations with its creditors, where it loses or abandons its status as a corporation within the meaning of any applicable legislation, where a liquidator, trustee or other person or entity is appointed for the sale or liquidation of all or a substantial part of its assets and such appointment is not rescinded or quashed.

         In addition to the above, NANNI shall have the option to terminate the present Agreement if within six (6) months of the date hereof, DONINI fails to become an actively trading company on the Over-the-Counter Bulletin Board or NASDAQ.

6. In consideration of NANNI's services as outlined more fully above, the following compensation shall be remitted to NANNI and such other individuals specified below:

         6.1 On or before August 30th, 2001, one hundred thousand (100,000) shares of common stock of Donini, Inc., a New Jersey corporation, hereto intervening for these purposes, as fully paid and non-assessable. The parties hereby agree that in the event that this agreement shall terminate for any reason, the provisions of this paragraph 6.1 shall survive the termination.

         6.2 Ninety-one (91) days following the effective trading date upon which the stock of Donini, Inc. begins trading on the Over-the-Counter Bulletin Board or Nasdaq (herein referred to as the "effective date"), a non-recurring three (3) year option to purchase an additional one hundred and fifty thousand (150,000) shares of common stock of Donini, Inc. at a price equal to seventy-five percent (75%) of the average closing price of the common stock of Donini, Inc. on the Over-the-Counter bulletin board or Nasdaq on the five (5) trading days immediately following the first ninety (90) days of trading of the stock, which option may be exercised at any time within thirty-six (36) months following the granting of the option. The parties hereby agree that in the event that this agreement shall terminate for any reason, the option granted in this paragraph 6.2 shall survive the termination and continue for the term provided in this paragraph;

         6.3 Twelve (12) months following the granting of the option stipulated in sub-paragraph 6.2 hereof, a non-recurring two
                  (2) year option to purchase an additional fifty thousand (50,000) shares of common stock of Donini, Inc. at a price equal to seventy-five percent (75%) of the average trading price during the five (5) day period immediately following the granting of the option described in this sub-paragraph 6.3, which option may be exercised at any time within twenty-four
                  (24) months following the granting of the option. The parties hereby agree that in the event that the Agreement is terminated for any reason, the option granted in paragraph 6.3 of this Agreement shall survive the termination of the Agreement and continue for the term provided in this paragraph;

         6.4 Twenty-four (24) months following the granting of the option described in sub-paragraph 6.2, a non-recurring two (2) year option to purchase an additional fifty thousand (50,000) shares of common stock of Donini, Inc. at a price equal to seventy-five percent (75%) of the average trading price during the five (5) day period immediately following the granting of the option described in this sub-paragraph 6.4, which option may be exercised at any time within twenty-four (24) months following the granting of the option. The parties hereby agree that in the event that the Agreement is terminated for any reason, the option granted in paragraph 6.4 of this Agreement shall survive the termination of the Agreement and continue for the term provided in this paragraph;

         6.5 Ninety-one (91) days following the effective date, a non-recurring three (3) year option to purchase seventy-five thousand (75,000) shares of common stock of Donini, Inc. to be granted to Mr. Jean Gadoua, businessman, in consideration of consulting services rendered by Mr. Gadoua to NANNI, exercisable at a price equal to seventy-five percent (75%) of the average closing price of the common stock of Donini, Inc. on the Over-the-Counter bulletin board of Nasdaq on the five
                  (5) trading days immediately following the first ninety (90) days of trading of the stock, which option may be exercised at any time within thirty-six (36) months following the granting of the option. The parties hereby agree that in the event that this agreement shall terminate for any reason, the option granted in this paragraph 6.5 shall survive the termination and continue for the term provided in this paragraph;

         6.6 Ninety-one (91) days following the effective date, a non-recurring three (3) year option to purchase twenty-five thousand (25,000) shares of common stock of Donini, Inc. to be granted to Mrs. Manon Robillard, businesswoman, in consideration of consulting services rendered by Mrs. Robillard to NANNI, exercisable at a price equal to seventy-five percent (75%) of the average closing price of the common stock of Donini, Inc. on the Over-the-Counter bulletin board of Nasdaq on the five (5) trading days immediately following the first ninety (90) days of trading of the stock, which option may be exercised at any time within thirty-six
                  (36) months following the granting of the option. The parties hereby agree that in the event that this agreement shall terminate for any reason, the option granted in this paragraph
                  6.6 shall survive the termination and continue for the term provided in this paragraph;

         6.7 A brokerage commission to NANNI from DONINI or its subsidiaries, as the case may be, equal to five percent (5%) of regional, national and international accounts based on the net sale price of the Products sold to customers (i.e., net of any applicable taxes and the costs of any programs offered to clients such as rebates, volume or advertising allowances or other similar inducements) introduced by NANNI to DONINI or where NANNI has actively rendered services as a master broker.

                  All commissions, fees, remuneration or amounts owing to any other brokers or sub-brokers chosen by NANNI and approved by DONINI shall be payable by NANNI from and be inclusive of the five percent (5%) commission payable to NANNI herein.

                  All commissions, fees, remuneration or amounts owing to any other broker or sub-brokers chosen by DONINI shall be payable by DONINI and DONINI shall ensure that all other brokers and sub-brokers shall process all orders and sales through NANNI in order that NANNI may ensure a sufficient and reasonably acceptable production and distribution flow of the Products. In the event that the Products are sold pursuant to the efforts of a third party broker, sub-broker or other person without any involvement or effort on the part of NANNI, NANNI shall receive a total commission equal to one percent (1%) of the net sale price of such Products. In the event that the Products are sold pursuant to the efforts of a broker or sub-broker or other person chosen by DONINI with the involvement of NANNI, NANNI shall receive a total commission equal to two percent (2%) of the net sale price of such Products.

                  The parties hereby acknowledge and agree that all commissions payable by DONINI in respect of the sale of any Products shall never exceed five percent (5%) of the net sale price of the Products and that the commission payable to NANNI shall not be less than the percentage set forth above according to the different scenarios of the sale of the Products, unless the parties shall otherwise agree;

         6.8 The parties hereby agree that NANNI shall receive no commission pursuant to subparagraph 6.7 hereof in respect of sales and distribution of any product to existing clients of DONINI and/or its subsidiaries and affiliates, and of existing 32 DONINI franchisee or licensee locations or any market serviced by DONINI, its subsidiaries or affiliates as of the date hereof save and except for a total commission of two percent (2%) of the net sale price on the sale of any Products developed by NANNI, as NANNI shall continue to ensure that the production and distribution flow of such Products is adequate and that the said Products are delivered as required. In respect of any new DONINI franchise or licensee or any other brand name concept and/or location owned and/or operated by DONINI, its subsidiaries or affiliates after the date hereof, NANNI shall receive a commission of five percent (5%) of the net sale price (as defined in this agreement) of the Products developed by NANNI and the parties hereby confirm that such sales shall be processed through NANNI;

         6.9 All commissions owing hereunder shall be paid to NANNI within five (5) business days after receipt of the Products by the clients introduced to it by NANNI. All orders and clients obtained by NANNI shall be submitted to DONINI, its subsidiaries and / or affiliates, as the case may be, who shall review the orders, the conditions attached thereto and/or the creditworthiness of the clients from time to time, and may accept or refuse any order or client at their discretion. All orders of the Products shall be submitted by clients in the manner described in Schedule "C" annexed hereto and payment of the commission shall be as provided therein unless the parties shall otherwise agree.

         6.10 In the event that DONINI, its subsidiaries and/or affiliates determine that a client or order is considered doubtful or where a client becomes delinquent at any time, and DONINI so advises NANNI prior to accepting such order, the parties shall agree to such terms and conditions as may be acceptable, including such conditions providing for the payment of commissions by DONINI to NANNI only at such time as DONINI shall have received and confirmed payment for the order(s) in question;

         6.11 For the purposes of the issuance of the common stock pursuant to sub-paragraph 6.1 and the options granted pursuant to sub-paragraphs 6.2, 6.3, 6.4, 6.5 and 6.6 hereof, Donini, Inc. hereby intervenes into the present Agreement and undertakes to issue the stock and grant to the individuals or entities stipulated the options to acquire shares of its common stock. All options granted and any shares so issued shall be subject to all applicable federal and state securities legislation, regulation and policy, including all rules regarding the disposition of shares by insiders.

7. The development of all Products enumerated in Schedule "A" annexed hereto and the development of any new products during the term of this Agreement, shall be conducted by NANNI in the premises of DONINI, its subsidiaries or affiliates or at such premises recommended by NANNI and approved by DONINI and/or its subsidiaries and affiliates, as applicable. DONINI, its subsidiaries and/or affiliates, as the case may be, shall assume the cost of such ingredients and products recommended by NANNI and supplied by DONINI and/or its subsidiaries and affiliates, and shall further provide at its own cost, if required by NANNI, the assistance of such officers, directors or personnel of DONINI, its subsidiaries and affiliates, subject to availability.

8. NANNI shall be entitled to make recommendations to DONINI and its subsidiaries in respect of decisions affecting the location where the Products and any new products developed during the term hereof will be manufactured and assembled.

9. NANNI shall not divulge, submit, reveal or otherwise use any recipes, formulas, confidential information, client lists, contacts, sales lists, trade secrets or processes formulated for DONINI and/or its subsidiaries or otherwise disclosed to it by DONINI, its subsidiaries, their agents, employees and officers other than for the benefit of DONINI, its successors, parent, shareholders, subsidiaries and affiliated companies. DONINI and/or its designated subsidiaries shall become the exclusive owners of all recipes and formulas developed by

         NANNI concurrently with the effective date on which Donini, Inc. begins trading on the Over-the-Counter Bulletin Board or Nasdaq and the delivery to NANNI of the stock and option and to its consultants, of the options stipulated in paragraph 6 hereof. In addition, DONINI shall and its subsidiaries and affiliates shall become the exclusive owners of any new recipes, products or formulas developed by NANNI during the term hereof as developed, with the cooperation of and/or for the benefit of DONINI, its subsidiaries and affiliates. For the purposes of this provision, Donini, Inc. hereby intervenes and undertakes to deliver the stock and options as provided in this Agreement. NANNI shall not disclose the contents of this Agreement to any third party whatsoever without the prior written consent of DONINI, its successors, shareholders, subsidiaries and/or parent corporation as the case may be.

10. This Agreement is personal to NANNI. NANNI shall not transfer, hypothecate, sell, assign or otherwise alienate this Agreement or any of the rights ensuing thereform without the express prior written consent of DONINI, its successor or assigns. Any violation of this provision shall constitute a default under this Agreement resulting in its immediate termination. Any change of control of NANNI shall constitute an assignment hereunder.

11. In the event that Mr. Phillip Nanni resigns, becomes unable to perform his duties to DONINI or ceases to act for any reason as an officer, director, employee or shareholder of NANNI, NANNI shall be in default in respect of its obligations to provide product development and consulting services to DONINI hereunder.

12. The present agreement cancels, supersedes and replaces all previous agreements, understandings, instruments and contracts that may exist between the parties, whether verbal or written.

13. The present Agreement shall enure and be binding upon the parties hereto, their legal representatives, successors and permitted assigns.

14. The parties hereto do hereby declare that at their request, the present Agreement has been drafted and executed in the English language, and that they further request that all further communications relating thereto may be sent to them in the English language; QUE les parties aux presentes declarent qu'a leur demande, le present document a ete redige en langue anglaise et aussi a leur demande, que toutes autres communications relativement a ce document puissent etre redigees dans la langue anglaise.

15. All shares so issued shall be subject to all applicable federal and state securities legislation, regulation and policy, including all rules regarding the disposition of shares by insiders.

16. NANNI shall not disclose the contents of this agreement to any third party whatsoever without the prior written consent of DONINI, its successors, shareholders, subsidiaries and/or parent corporation as the case may be.

17. This Agreement and the rights ensuing therefrom are personal to NANNI. NANNI shall not transfer, hypothecate, sell, assign or otherwise alienate this Agreement or any of the rights ensuing thereform without the express prior written consent of DONINI, its successor or assigns. Any violation of this provision shall constitute a default under this Agreement resulting in its immediate termination. Any change of control of NANNI shall constitute an assignment hereunder.

18. The present Agreement shall enure and be binding upon the parties hereto, their legal representatives, successors and permitted assigns.


IN WITNESS WHEREOF THE PARTIES AND INTERVENANT HAVE SIGNED AT MONTREAL AS OF THE DATE INDICATED HEREINABOVE.


PIZZA DONINI INC.

Per: /s/ PETER DERSO                        /s/ SUSAN BORODAY
     -------------------------              -------------------------
     PETER DEROS                            Witness
     duly authorized for these purposes


9078-1881 QUEBEC INC.
(operating under the name and style
of NANNI MARKETAL)

Per: /s/ PHILLIP NANNI                      /s/ MARY PEHLIVANIAN
     -------------------------              -------------------------
     PHILLIP NANNI                          Witness
     duly authorized for these purposes


DONINI, INC. (Intervenant)

Per: /s/ PETER DEROS                        /s/ SUSAN BORODAY
     -------------------------              -------------------------
     PETER DEROS                            Witness
     duly authorized solely for the
     purposes stated in subparagraphs
     6.1, 6.2, 6.3, 6.4, 6.5, 6.6 and 9 hereof

                                  SCHEDULE "A"

                 PRODUCTS DEVELOPED OR TO BE DEVELOPED BY NANNI
                 PURSUANT TO PRODUCT DEVELOPMENT, CONSULTING AND
                               BROKERAGE AGREEMENT
--------------------------------------------------------------------------------



1.       Frozen Pizza Shells - Regular and Self-Rising;

2. Refrigerated and/or Frozen Raw Dressed Self-Rising Pizza (single or multi-serve);

3. Refrigerated, Par-baked Crust, Deli-Counter Dressed Pizza (single or multi-serve);

4.       Frozen, Par-Baked Dressed Pizza (single or multi-serve);

5.       Frozen Pizza Pockets (regular or microwave oven);

6.       Microwavable Frozen Dressed Pizza (single or multi serve);

7.       Pizza and Pasta Sauces.

8.       Raw Dough Balls




The parties hereby specifically exclude any and all products developed by DONINI, its subsidiaries and/or affiliates from the application of this Agreement including, but not limited to the products enumerated in items 7 and 8 above, and such new products as may be developed by DONINI, its subsidiaries and/or affiliates from time to time, without the assistance of NANNI.

                                  SCHEDULE "B"

                    MARKETS SECTORS TO BE DEVELOPED BY NANNI

--------------------------------------------------------------------------------


Retail Sector
-------------

-    Supermarkets
-    Convenience Stores
-    Movie and Video Rental Stores


Food Service Sector
-------------------

-    Restaurant Chains
-    Travel catering industry (airline, railway, overland and sea)
-    Government Tender Business
     (armed forces, health services, prisons)

                                  SCHEDULE "C"
                                  ------------

                           FLOW OF ORDERS AND PAYMENT
                           --------------------------

                            (to be provided by NANNI)
                            -------------------------

EXTRACT OF A RESOLUTION OF THE DIRECTORS OF THE COMPANY, PIZZA DONINI INC.
--------------------------------------------------------------------------
ADOPTED ON THE 20th DAY OF MARCH 2001
-------------------------------------


IT WAS RESOLVED;
----------------

         "THAT Mr. Peter Deros, a representative of the Company, be duly authorized for and on behalf of the Company, to enter into a Product Development, Consulting and Brokerage Agreement by and between Pizza Donini Inc. and 9078-1881 Quebec Inc. (operating under the name and style of Nanni Marketal), the whole in accordance with the terms and conditions of a draft agreement submitted to the directors for their approval.

         THAT said representative be duly authorized for and on behalf of the Company, to sign any and all documents necessary in order to give full effect to the foregoing."



         CERTIFIED TRUE EXTRACT



         /s/ PETER DEROS
         -------------------------
         SECRETARY

EXTRACT OF A RESOLUTION OF THE DIRECTORS OF THE COMPANY, 9078-1881 QUEBEC INC.
------------------------------------------------------------------------------
ADOPTED ON THE 20th DAY OF MARCH 2001
-------------------------------------


IT WAS RESOLVED;
----------------

         "THAT Mr. Phillip Nanni, a representative of the Company, be duly authorized for and on behalf of the Company, to enter into a Product Development, Consulting and Brokerage Agreement by and between Pizza Donini Inc. and 9078-1881 Quebec Inc. (operating under the name and style of Nanni Marketal), the whole in accordance with the terms and conditions of a draft agreement submitted to the directors for their approval.

         THAT said representative be duly authorized for and on behalf of the Company, to sign any and all documents necessary in order to give full effect to the foregoing."



         CERTIFIED TRUE EXTRACT



         /s/ MARCEL CHARBONNEAU
         -------------------------
         SECRETARY

EXTRACT OF A RESOLUTION OF THE DIRECTORS OF THE CORPORATION, DONINI, INC.
-------------------------------------------------------------------------
ADOPTED ON THE 20th DAY OF MARCH 2001
-------------------------------------


IT WAS RESOLVED;
----------------

         "THAT Mr. Peter Deros, a representative of the Corporation, be duly authorized for and on behalf of the Corporation, to enter into a Product Development, Consulting and Brokerage Agreement by and between Pizza Donini Inc. and 9078-1881 Quebec Inc. (operating under the name and style of Nanni Marketal), the whole in accordance with the terms and conditions of a draft agreement submitted to the directors for their approval.

         THAT said representative be duly authorized for and on behalf of the Corporation, to sign any and all documents necessary in order to give full effect to the foregoing."



         CERTIFIED TRUE EXTRACT



         /s/ CATHERINE PANTOULIS
         -------------------------
         SECRETARY